                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               September 16, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Factory Card & Party Outlet Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     333-21859                 36-3652087
----------------------------          -----------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)



                   2727 Diehl Road, Naperville, Illinois 60563
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (630) 579-2000
                         -------------------------------
                         (Registrant's telephone number)

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All of the information in this Form 8-K (including the exhibits hereto) is being furnished pursuant to Item 9 of Form 8-K. In accordance with General Instruction
B.2. to Form 8-K, the information in this Form 8-K, including the exhibits shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 of otherwise subject to the liabilities of that Section. Moreover, the information in this Form 8-K, including the exhibits, shall not be deemed incorporated by reference into any filing of Factory Card Party & Outlet Corp. under the Securities Act of 1933.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)  Exhibits

        99.1 Certification of President and Chief Operating Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        99.2 Certification of Executive Vice President and Chief Financial and Administrative Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

On September 16, 2002, Gary Rada, President and Chief Operating Officer of Factory Card Party & Outlet Corp., Inc., ("Factory Card Party & Outlet Corp."), and James Constantine, Executive Vice President and Chief Financial and Administrative Officer of Factory Card Party & Outlet Corp. submitted the certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with Factory Card Party & Outlet Corp.'s Form 10-Q for the quarterly period ended August 3, 2002, filed earlier today with the Securities and Exchange Commission. Copies of the certifications submitted by Mr. Rada and Mr. Constantine are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FACTORY CARD & PARTY OUTLET CORP.


                                            /s/ James D. Constantine
                                            ------------------------------------
                                            James D. Constantine
Dated: September 13, 2002                   Executive Vice President and
                                            Chief Financial and Administrative
                                            Officer

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                                  EXHIBIT INDEX

Exhibit
  No.                                  Description
  ---                                  -----------
  99.1     Certification of President and Chief Operating Officer pursuant to
           Section 906 of the Sarbanes-Oxley Act of 2002

  99.2     Certification of Executive Vice President and Chief Financial and
           Administrative Officer pursuant to Section 906 of the Sarbanes-Oxley
           Act of 2002.

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